SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Power Efficiency Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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POWER EFFICIENCY CORPORATION
3960 HOWARD HUGHES PARKWAY, SUITE 460
LAS VEGAS NV 89169

June 15, 2009

Dear Fellow Stockholders:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders. Regardless of whether you plan to attend, please take a moment to vote your proxy. The Annual Meeting will be held as follows:

WHEN:	Thursday, July 16, 2009, 10:00 a.m., Pacific Daylight Time

WHERE:	Power Efficiency Corporation - Headquarters 3960 Howard Hughes Parkway, Suite 460 Las Vegas, NV 89169

ITEMS OF BUSINESS:	• Election of eight directors for terms expiring at the Company’s next annual stockholders’ meeting;

• To ratify the selection of BDO Seidman , LLP as our independent registered public accounting firm for the year ending December 31, 2009;

•
To approve the amendment of the Company’s 2000 Stock Option and Restricted Stock Plan to increase the total number of shares of common stock reserved and available for distribution under the Plan from 20,000,000 shares to 25,000,000 shares; and

• Act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

RECORD DATE:	June 12, 2009

VOTING BY PROXY:	Your vote is important. You may vote by returning the proxy card in the envelope provided.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly. On the following pages, we provide answers to frequently asked questions about the Annual Meeting, as well as a copy of our 2008 Annual Report on Form 10-K.

Sincerely,

Steven Z. Strasser
Chairman and Chief Executive Officer

POWER EFFICIENCY CORPORATION
3960 HOWARD HUGHES PARKWAY, SUITE 460
LAS VEGAS NV 89169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, JULY 16, 2009

_____________________

To our Stockholders:

Notice is hereby given that the 2009 Annual Meeting (the “Annual Meeting”) of stockholders of Power Efficiency Corporation (the “Company”), a Delaware corporation, will be held at our principal office at 3960 Howard Hughes Parkway, Suite 460, Las Vegas, NV 89169, on Thursday, July 16, 2009 at 10:00 a.m. Pacific Daylight Time, for the following purposes:

•	To elect eight directors for terms expiring at the Company’s next annual stockholders’ meeting;

•	To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009;

•
To approve the amendment of the Company’s 2000 Stock Option and Restricted Stock Plan to increase the total number of shares of common stock reserved and available for distribution under the Plan from 20,000,000 shares to 25,000,000 shares; and

•	To act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 12, 2009, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 16, 2009.

THIS PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING DECEMBER 31, 2008 ARE AVAILABLE AT www.powerefficiency.com/2009annualmeeting.

By Order of the Board of Directors

John (BJ) Lackland, Chief Financial Officer and Secretary

POWER EFFICIENCY CORPORATION

 POWER EFFICIENCY CORPORATION PROXY STATEMENT

This proxy statement is being furnished to our stockholders beginning on or about June 15, 2009, in connection with the solicitation of proxies by the Power Efficiency Corporation Board of Directors to be used at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. (Pacific Time) on Thursday, July 16, 2009 at our principal office at 3960 Howard Hughes Parkway, Suite 460, Las Vegas, NV 89169, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.

   QUESTIONS AND ANSWERS ABOUT THE MEETING

What am I voting on?

Proposal 1: The election of eight directors for terms expiring at the next Annual Meeting;

Proposal 2: To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

Proposal 3: To approve the amendment of the Company’s 2000 Stock Option and Restricted Stock Plan to increase the total number of shares of common stock reserved and available for distribution under the Plan from 20,000,000 shares to 25,000,000 shares.

We are not aware of any other matters that will be voted on. If a matter does properly come before the Annual Meeting, the persons named as the proxy in the accompanying form of proxy will vote the proxy at their discretion.

What is the board’s voting recommendation?

Our board of directors recommends a vote:

FOR each of the eight nominated directors;

FOR the ratification of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

FOR the approval of the amendment to the Company’s Stock Option and Restricted Stock Plan.

What is the vote required for each proposal?

Proposal 1: The election of the eight nominated directors requires the affirmative vote of the plurality of votes cast by the holders of our common stock present, or represented, at the Annual Meeting; and

Proposal 2: The ratification of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009, requires a majority of our common stock present, or represented, at the Annual Meeting.

Proposal 3: The approval of the amendment to the Company’s Stock Option and Restricted Stock Plan requires a majority of our common stock present, or represented, at the Annual Meeting.

Who can vote?

The record holders of our common stock and preferred stock on the close of business as of June 12, 2009, the record date, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the date hereof, 43,255,441 shares of our common stock were issued and outstanding held by approximately 168 stockholders of record and 140,000 shares of preferred stock issued and outstanding held by 37 stockholders of record. Each outstanding share of our common stock is entitled to one vote upon each matter presented and each share of our preferred stock is entitled to one hundred votes upon each matter presented.  A list of stockholders entitled to vote will be available for inspection by any record stockholder at our corporate headquarters at 3960 Howard Hughes Parkway, Suite 460, Las Vegas, Nevada 89169 prior to or at our Annual Meeting.

What constitutes a quorum?

In order to conduct our Annual Meeting, a majority of the outstanding shares entitled to vote must be represented in person or by proxy. This is known as a “quorum.” Abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, referred to as broker non-votes, will count toward establishing a quorum.

How do I vote?

There are two ways to vote:

• By completing and mailing the enclosed proxy card; or

• By attending our Annual Meeting in person and submitting a written ballot..

If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on each of the proposals even if the broker does not receive voting instructions from you.

If your shares are held in the name of a broker, bank or other holder of record, you are invited to attend our Annual Meeting, but may not vote at our Annual Meeting unless you have first obtained a proxy, executed in the stockholders’ favor, from the holder of record.

What does it mean if I get more than one proxy?

It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are counted.

Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

• Returning a later-dated proxy card;

• Voting in person at our Annual Meeting; or

• Notifying our Secretary by written revocation letter.

Our Secretary is John (“BJ”) Lackland. Any revocation should be filed with him at our corporate headquarters at 3960 Howard Hughes Parkway, Suite 460, Las Vegas, Nevada 89169.

Attendance at our Annual Meeting will not in itself constitute revocation of a proxy. All shares entitled to vote and represented by properly completed proxies timely received and not revoked will be voted as you direct. If no direction is given, the proxies will be voted as our board recommends.

Who conducts the proxy solicitation?

Our board of directors is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

Who will count the votes?

Our board of directors will appoint one or more persons to serve as the inspector(s) of elections to tabulate the votes cast by proxy or in person at the Annual Meeting. The inspector(s) of elections will also determine whether or not a quorum is present.

Do I have any appraisal rights in connection with any matter to be acted upon?

No. Our stockholders do not have appraisal rights in connection with any matter to be acted upon.

Who can help answer my questions?

If you have any questions about the Annual Meeting or the proposals to be voted on at the Annual Meeting, or if you need additional copies of this proxy statement or copies of any of our public filings referred to in this proxy statement, you should contact our Secretary, John (“BJ”) Lackland, at (702) 697-0377.  A copy of this proxy statement and our annual report for the year ending December 31, 2008 may be obtained online at www.powerefficiency.com/2009annualmeeting.  Our public filings can also be accessed at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

 PROPOSAL 1 — ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the next Annual Meeting. Our board of directors has proposed the election of the following individuals for a one-year term expiring at the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified: Mr. John (“BJ”) Lackland, Mr. George Boyadjieff, Dr. Douglass Dunn, Mr. Richard Morgan, Mr. Gary Rado, Mr. Gregory Curhan, Mr. Kenneth Dickey and Mr. Steven Strasser. Directors will be elected by the plurality of votes cast by the holders of our common stock present, or represented, at the Annual Meeting, as long as a quorum is present.

Each nominee has consented to being nominated and to serve if elected. In the unlikely event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by our board of directors.

NOMINEES FOR ELECTION OF DIRECTORS

The following information is furnished with respect to each nominee. There are no family relationships between or among any of our directors or executive officers.

Name	Age	Director Since	Position
Steven Z. Strasser	59	2002	Chairman, Chief Executive Officer
John (BJ) Lackland	38	2002	Director, Chief Financial Officer, and Secretary
George Boyadjieff	70	2006	Director, Senior Technical Advisor
Douglass M. Dunn	65	2006	Director
Richard Morgan	63	2007	Director
Gary Rado	69	2005	Director
Gregory Curhan	47	2009	Director
Kenneth Dickey	68	2009	Director

Steven Strasser – Chairman and Chief Executive Officer. Prior to becoming the Company’s CEO in October 2004, Mr. Strasser was the Managing Director, founder and majority owner of Summit Energy Ventures LLC, currently the largest stockholder in Power Efficiency Corporation. Summit is a private equity firm focused on investments in companies with energy efficiency technologies. At Summit, Mr. Strasser spent four years, from 2001 through 2005, evaluating and investing in energy technology companies and serving on the boards of portfolio companies. Mr. Strasser has been a director since August 2002.

From 1984 through 2000, Mr. Strasser was the founder and CEO of Northwest Power Enterprises. Over its seventeen-year history, Northwest Power Enterprises and its predecessor companies were involved in multiple aspects of the energy development business.  Mr. Strasser received law degrees from McGill University, Montreal, Canada and the University of Washington, Seattle, Washington.

John (BJ) Lackland – Director, Chief Financial Officer, and Secretary. Mr. Lackland became the Company’s CFO in October 2004. Mr. Lackland has been the Vice President and Director Summit Energy Ventures since 2001, a private equity firm that is the largest stockholder in Power Efficiency Corporation. Summit focuses on investments in companies with energy efficiency technologies. At Summit, Mr. Lackland evaluated and invested in energy technology companies and served on the boards of portfolio companies. Prior to joining Summit, Mr. Lackland was the Director of Strategic Relations at Encompass Globalization, where he was in charge of strategic alliances and mergers and acquisitions. Prior to Encompass, he was the Director of Strategic Planning and Corporate Development at an Internet business development consulting company, where he was in charge of strategic planning and investor relations. Mr. Lackland has been an independent consultant to Fortune 1,000 companies and startups. Mr. Lackland also worked at The National Bureau of Asian Research, an internationally acclaimed research company focusing on U.S. policy toward Asia, where he led economic and political research projects for Microsoft, Dell, Compaq and U.S. government agencies. Mr. Lackland has been a director since August 2002.

Mr. Lackland earned an M.B.A. from the University of Washington Business School, an M.A. in International Studies (Asian Studies) from the University of Washington’s Jackson School of International Studies, and a B.A. in Politics, Philosophy and Economics from Claremont McKenna College.

George Boyadjieff — Director and Senior Technical Advisor. Mr. Boyadjieff has been a director of the Company since May 2006, and Senior Technical Advisor of the Company since April 2005. Mr. Boyadjieff is the retired CEO of the former Varco International, a New York Stock Exchange traded oil service company with over $1.3 billion in annual revenues at the time of Mr. Boyadjieff’s retirement. Varco has recently merged with National Oil Well to become National Oil Well Varco (NOV). Mr. Boyadjieff joined Varco in 1969 as Chief Engineer and was appointed CEO in 1991. Currently Mr. Boyadjieff is a director of Southwall Technologies, a Silicon Valley hi-tech firm. Mr. Boyadjieff joined Southwall in December 2004.

Mr. Boyadjieff holds over 50 US patents related to oil and gas well drilling equipment. Mr. Boyadjieff holds BS and MS degrees in Mechanical Engineering from the University of California at Berkeley and is a graduate of the University of California at Irvine executive program.

Dr. Douglas Dunn — Dr. Dunn has had an extensive career in research, business and academic leadership. Dr. Dunn served as dean of Carnegie Mellon University's Graduate School of Industrial Administration (now the Tepper School of Business) from July 1996 through June 2002, after which he retired. He began his career at AT&T Bell Laboratories, and his corporate experienced culminated in senior positions as a corporate officer leading Federal Regulatory Matters, Regional Government Affairs, and Visual Communications and Multimedia Strategy for AT&T. Dr. Dunn is a board member of Universal Stainless & Alloy Products, Inc. (NasdaqNM: USAP) and Solutions Consulting, a technology consulting firm, which is wholly owned by Perot Systems, Inc. He holds a Ph.D. in business from the University of Michigan, an MS in industrial management and a BS in physics from the Georgia Institute of Technology.

Richard Morgan –  Mr. Morgan is currently Of Counsel to the law firm of Lionel, Sawyer & Collins, and is the Dean Emeritus and a former Professor of Law at the William S. Boyd School of Law at the University of Nevada, Las Vegas, a position he held from September 1, 1997 through June 30, 2007. Mr. Morgan is an experienced legal educator, having served as dean at both the Arizona State University College of Law and the University of Wyoming College of Law. Mr. Morgan earned his B.A. in Political Science at the University of California, Berkeley in 1967. In 1971 he received his J.D. from UCLA, where he was an editor of the UCLA Law Review. He practiced with the Los Angeles law firm of Nossaman, Krueger & Marsh in the corporate/securities areas from 1971 to 1980. He was a professor at the Arizona State University College of Law from 1980 to 1987 and served as associate dean from 1983 to 1987. He was dean at the University of Wyoming College of Law from 1987 to 1990 and returned to the Arizona State University College of Law in 1990, where he served as dean and professor of law until 1997.

Gary Rado – Mr. Rado retired in 2002 after being the President of Casio Inc. USA for 3 years. He joined Casio in 1996 as an EVP to spearhead the move into the digital camera business.  Before joining Casio, Mr. Rado was with Texas Instruments Inc. for 21 years.   He was the Division Manager of the Consumer Products Division Worldwide and ran the division for 7 years, including two years while based in Europe. This division was responsible for home computer, calculator, and educational products.  Mr. Rado earned a Bachelors of Science in Business Administration from Concord College in 1963.

Gregory Curhan – Mr. Curhan is currently the President and CEO of CleanTech Capital Consulting, Inc.  Prior to this, Mr. Curhan served as Executive Vice President of Merriman Curhan Ford Group, Inc.  He also was President, Chairman of the Commitment Committee and Head of the CleanTech investment banking team of Merriman Curhan Ford & Co., the investment banking subsidiary of Merriman Curhan Ford Group, Inc., where he worked from January 2002 to January 2009. Previously, he served as Chief Financial Officer of WorldRes.com from May 1999 through June 2001. Prior to joining WorldRes.com, Mr. Curhan served as Director of Global Technology Research Marketing and Managing Director, Specialty Technology Institutional Equity Sales at Merrill Lynch & Co. from May 1998 to May 1999. From 1993 through 1998, Mr. Curhan served as Partner, Director of Equities, and as Managing Director, Research Analyst at Volpe Brown Whelan.  Mr. Curhan was a founder and principal of the investment advisor Curhan, Merriman Capital Management from July 1988 through December 1992. From 1985 to 1988, Mr. Curhan was Vice President, Institutional Sales at Montgomery Securities, and was a Financial Analyst at Merrill Lynch from 1983 to 1985. Mr. Curhan earned his Bachelor of Arts degree, summa cum laude, from Dartmouth College.

Kenneth Dickey– Mr. Dickey is the co-founder of The Institute of Strategic Mapping, and has spent his extensive career learning how superior results can be achieved from very average businesses and how to translate this winning process into an understandable, reusable format.  Mr. Dickey has been retired since February 2002.  From October 1999 to February 2002, Mr. Dickey was Vice President Sales-Marketing for Safetronics, where he developed sales and marketing strategies, completed Safetronic’s acquisition of Fincor Electric, a manufacturer of variable frequency drives, and ran that business unit.  Prior to this, Mr. Dickey was the President/CEO of Cleveland Motion Control, Dynact Inc., and Motion Science, Inc., from February 1997 to October 1999.  Prior to this, Mr. Dickey served as Senior Vice-President Sales for Reliance Electric/Rockwell Automation from 1994 thru 1996. His responsibilities included Sales/Marketing with 76 sales offices (located in the Americas), which generated more than $900 million in revenue. He also spent 9 years as the Operating General Manager of the Industrial Motor Division at Reliance Electric from 1986 to 1994.  Mr. Dickey earned his Bachelor of Science degree in Finance from the University of Akron and an Executive MBA from Case-Western Reserve University.

DIRECTOR INDEPENDENCE

Although our securities are not currently quoted on American Stock Exchange, for purposes of assessing director independence, the Board of Directors uses the definition of “independence” contained in current Section 121(A) of the NYSE Amex Stock Exchange (“AMEX”) Constitution and Rules. Our board has reviewed all relationships between the Company and members of the board and affirmatively has determined that all directors are independent except Messrs. Strasser, Lackland, and Curhan, who are employed by the Company. In addition, each of the members of the audit committee meets the heightened criteria for independence applicable to members of audit committees under AMEX listing standards.

Board of Directors and Committees of the Board

Our business affairs are conducted under the direction of our Board of Directors. The role of our Board of Directors is to effectively govern our affairs for the benefit of our stockholders and, to the extent appropriate under governing law, of other constituencies, which include our employees, customers, suppliers and creditors. Our board strives to ensure the success and continuity of our business through the selection of a qualified management team. It is also responsible for ensuring that our activities are conducted in a responsible ethical manner. Our Board of Directors has two standing committees, an audit committee and a compensation committee.

Our Board of Directors met five times in 2008 and seven times in 2007. None of the current directors missed more than three meetings during the period for which they have been a director and the meetings held by committees of the Board of Directors on which they serve.

We do not have a policy that requires directors to attend our annual meeting of stockholders. All but one of the directors attended the 2008 Meeting of Stockholders on July 11, 2008.

Audit Committee

Our Audit Committee acts pursuant to our Audit Committee charter, last amended July, 2006.

Douglas Dunn and Gary Rado currently serve as our audit committee. Messrs. Dunn and Rado are each independent directors as required by Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A(3)(b)(1) of the Securities Exchange Act of 1934 and Section 121(A) of the American Stock Exchange Constitution and Rules. Mr. Dunn, qualifies as a financial expert. Our audit committee, among other things:

•	selects the independent auditors, considering independence and effectiveness;

•
receives the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence;

•	discusses the scope and results of the audit with the independent auditors and reviews with management and the independent auditors our interim and year-end operating results;

•	discusses with the independent accountant the matters required to be discussed by Statement on Auditing Standargs No. 114 (Communications with Audit Committees);

•	considers the adequacy of our internal accounting controls and audit procedures;

•	reviews and approves all audit and non-audit services to be performed by the independent auditors; and

•	administers the whistleblower policy.

Based on the review and discussions with management and the Company’s independent auditors above referred to in paragraphs above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2008.

Compensation Committee

Douglas Dunn is currently the sole member of our compensation committee. Mr. Dunn is an independent director as required by SEC Rules and as defined in Section 121(A) of the American Stock Exchange Constitution and Rules. Our compensation committee, among other things:

•	recommends to the Board of Directors the compensation level of the executive officers;

•	reviews and makes recommendations to our Board of Directors with respect to our equity incentive plans; and

•	establishes and reviews general policies relating to compensation and benefits of our employees.

Nominations of Directors

The Board does not have a standing nominating committee. When necessary, the Board as a whole performs functions equivalent to that of a nominating committee. In that capacity, the Board has no charter. For this reason, (1) the Board has no policy with regard to the nomination of candidates recommended by security holders; (2) the Board has developed no specific minimum qualifications that it believes must be met by a Board-recommended nominee for a position on the Board; (3) the Board has developed no specific qualities or skills that it believes are necessary for a member of the Board to possess; and (4) the Board has no specific process for identifying and evaluating nominees for director.

Stockholders desiring to suggest a candidate for consideration should send a letter to John (BJ) Lackland, the Company's Secretary, no later than February 15, 2010, and include: (a) a statement that the writer is a stockholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing stockholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders. Please note that no such stockholder nominations have been received by us for this Annual Meeting. Accordingly, no rejections or refusals of such candidates have been made.

COMPENSATION OF DIRECTORS

In January 2008, non-employee directors received options to purchase 100,000 shares of common stock per year for their board service, pro-rated for the quarters in the year they served.  Employee directors do not receive compensation for serving on the board of directors.   The Chairman of the Audit Committee received an additional 50,000 options per year, pro-rated for the quarters in the year he served, and $1,000 per month.  The remaining members of the audit committee receive an additional 25,000, prorated for the quarters in the year they served.  Depending on the anticipated workload and organization, the board of directors may elect to increase the compensation for committee members and/or all non-executive board members.

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

CODE OF ETHICS

The Company adopted a code of conduct on August 8, 2008.  In early 2006, the Company developed and implemented an official Employee Manual that requires ethical behavior from its employees, and defines the consequences of unethical behavior by its employees.

PROCESS FOR STOCKHOLDERS TO SEND COMMUNICATIONS TO OUR BOARD OF DIRECTORS

Stockholders may communicate with any and all members of our board of directors by transmitting correspondence via mail or facsimile addressed to one or more directors by name (or to the chairman of the board, for a communication addressed to the entire board) at the following address:

Name of the Director(s)
c/o John (BJ) Lackland, Corporate Secretary
Power Efficiency Corporation
3960 Howard Hughes Parkway, Suite 460
Las Vegas, NV 89169

Communications from our stockholders to one or more directors will be collected and organized by our corporate secretary under procedures approved by our independent directors. The corporate secretary will forward all communications to the chairman of the board of directors or to the identified director(s) as soon as practicable; provided however, that communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the corporate secretary may, in his sole discretion, forward only representative correspondence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our board of directors recommends that you vote “FOR” all the director nominees.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO Seidman, LLP, an independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2009. Sobel & Co., LLC audited our financial statements for the fiscal year ended December 31, 2008. Although stockholder approval of the selection of BDO Seidman, LLP is not required by law, our board of directors believes it is advisable to give stockholders the opportunity to ratify this selection. We expect representatives of BDO Seidman, LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders. In the event of a negative vote on this proposal by the stockholders, the Audit Committee will consider whether it is appropriate in the future to consider the selection of other independent registered public accounting firms.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

On April 23, 2009, we dismissed Sobel & Co., LLC (“Sobel”) as our independent registered public accounting firm.  Our audit committee approved the termination of Sobel.

Sobel’s audit report dated March 30, 2009 (which was included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008) on our financial statements as of, and for the years ended, December 31, 2008 and December 31, 2007, did not contain an adverse opinion or a disclaimer opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except the audit report contained a separate paragraph stating:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations, and the Company has experienced a deficiency of cash from operations.  These matters raise substantial doubt as to the Company's ability to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 3.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.”

During our two most recent fiscal years and the subsequent interim period through April 23, 2009, there were no disagreements with Sobel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to Sobel’s satisfaction, would have caused Sobel to make reference to the subject matter of the disagreement in connection with its report. There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during our two most recent fiscal years and the subsequent interim period through April 23, 2009.

We provided Sobel with a copy of the foregoing disclosures and requested Sobel to furnish us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Such letter states Sobel’s agreement with the foregoing statements.

(b) Engagement of New Certifying Accountant

On April 27, 2009, our audit committee approved the engagement of BDO Seidman, LLP as our new independent registered public accounting firm. We have not consulted with BDO Seidman, LLP during our two most recent fiscal years or during the subsequent interim period through April 27, 2009 regarding the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements, or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

FEES PAID TO SOBEL & CO., LLC

The following table shows the fees paid or accrued by us for the audit and other services provided by Sobel & Co., LLC for the fiscal years 2008 and 2007.

	2008	2007
Audit fees	$51,125	$52,390
Audit-related fees	12,000	12,800
Tax fees	3,250	3,250
All other fees	6,854	-

Total	$73,229	$68,440

Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

The audit-related fees represent fees for professional services rendered in conjunction with SEC Registration Statement filings and amendments thereto.

Tax fees consist of fees for tax compliance, tax advice and tax planning.

All other fees represent fees for professional services not reported above.

All audit and non-audit services provided by Sobel & Co., LLC in fiscal years 2008 and 2007 were approved in advance by the Audit Committee.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors recommends that you vote “FOR” the ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm, and proxies solicited by the board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3 — AMENDMENT OF THE 2000 STOCK OPTION AND RESTRICTED STOCK PLAN

2000 Stock Option and Restricted Stock Plan

Proposed Amendment

Under Section 3 of the 2000 Stock Option and Restricted Stock Plan, (the “Plan”), the current total number of shares of common stock reserved and available for distribution under the Plan is 20,000,000.  The Board of Directors unanimously recommends the stockholders grant them the authority to amend the Plan by increasing the number of shares reserved and available for distribution under the Plan to 25,000,000 shares.

Plan Information

The Plan was adopted in September 2000 and last amended on June 8, 2007. The Plan currently authorizes the Company to issue up to 20,000,000 shares of its common stock via grants of:

•	incentive stock options to purchase shares of common stock,

•	non-qualified stock options to purchase shares of common stock, and

•	restricted common stock.

The Plan may be amended, terminated or modified by the Board of Directors at any time, subject to stockholder approval as required by law, rule or regulation. However, no such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award.

Plan Distributions

Grants received by employees and other persons are not allocated in any pre-determined fashion. Please see the information under the heading “Outstanding Equity Awards” for information regarding how grants under the Plan are distributed.

Additional Plan Information

For additional information regarding the Plan, please see the information provided under the heading “Stock Option Plan Narrative Disclosure.” A copy of the Plan is attached hereto as Exhibit A.

Reasons for the Plan Amendment

The purpose of the Plan amendment is to enable the Company to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry knowledge, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company. Eligible recipients of awards under the Plan include employees, directors, consultants and advisors of the Company.

The Board of Directors determined to increase the number of shares of common stock reserved for issuance under the Plan because it believes that the current number is insufficient for the purposes of the Plan as stated above. The market for quality personnel is competitive, and the ability to obtain and retain competent personnel is of great importance to the Company’s business operations.

Recommendation of the Board of Directors

The Board of Directors recommends that the Stockholders vote “FOR” Proposal 3 to approve the amendment to the Company’s 2000 Stock Option and Restricted Stock Plan to increase the total number of shares of common stock reserved and available for distribution under the Plan from 20,000,000 shares to 25,000,000 shares.

ADDITIONAL INFORMATION

BENEFICIAL OWNERSHIP

The following table sets forth information as to our shares of common stock beneficially owned as of June 10, 2009 by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers named in the Summary Compensation Table and (iv) all of our directors and executive officers as a group.

Title of Class	Name of Beneficial Owner(1)	Shares Owned		Percent of Shares Owned(11)
Common Stock	Steven Strasser, CEO, Chairman of the Board	20,681,894	(2)	37.67%
Common Stock	John (BJ) Lackland, CFO, Director	2,455,500	(3)	5.39%
Common Stock	Gregory Curhan, Director	200,000	(4)	Less than 1%
Common Stock	Gary Rado, Director	752,500	(5)	1.71%
Common Stock	George Boyadjieff, Director	2,955,000	(6)	6.55%
Common Stock	Douglas Dunn, Director	532,500	(7)	1.22%
Common Stock	Richard Morgan, Director	250,000	(8)	Less than 1%
Common Stock	Kenneth Dickey, Director	200,000	(9)	Less than 1%
Common Stock	Summit Energy Ventures, LLC	8,803,901	(2)	19.45%
Common Stock	Sarkowski Family L.P.	7,356,981		15.63%
Common Stock	Ron Boyer	9,535,769		18.90%
Common Stock	Michael J. Goldfarb Enterprises	2,440,001		5.46%
Common Stock	Byron LeBow Family Trust	2,850,908		6.34%
Common Stock	Marathon Resource Partners I L.P.	4,184,107		9.18%
Common Stock	Commerce Gas and Electric Corp.	4,544,376	(10)	10.22%
Common Stock	All Executive Officers and Directors as a Group (8 persons)	27,627,394		45.81%

(1)
Information in this table regarding directors and executive officers is based on information provided by them. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and executive officers has sole voting and/or investment power with respect to such shares. The address for each of the persons reported in the table other than Commerce Energy Group is in care of Power Efficiency Corporation at 3960 Howard Hughes Pkwy, Ste 460, Las Vegas, Nevada 89169.

(2)
Includes 8,803,901 common shares and common shares subject to options and warrants exercisable within 60 days of the date hereof held by Summit, in which Steven Strasser is one of two members, 1,760,000 common shares subject to the conversion of 17,600 shares of Series B Preferred Stock, and 7,886,600 common shares subject to options and warrants which are presently exercisable or will become exercisable within 60 days of the date hereof. Mr. Strasser was also granted an additional 600,000 common shares subject to options and warrants which will become exercisable after 60 days of the date hereof. Mr. Strasser’s options and warrants expire on various dates from May, 2010 through November, 2015.

(3)
Includes 2,277,500 common shares and common shares subject to options and warrants presently exercisable or which will become exercisable within 60 days of the date hereof. Mr. Lackland was also granted an additional 360,000 common shares subject to options which will become exercisable after 60 days of the date hereof. Mr. Lackland’s options and warrants expire on various dates from May, 2010 through November, 2015.

(4)
Includes 200,000 common shares subject to options and warrants which will become exercisable within 60 days of the date hereof.  Mr. Curhan’s options and warrants expire on various dates from April, 2014 through March, 2019.

(5)
Includes 200,000 common shares subject to the conversion of 2,000 shares of Series B Preferred Stock, and 512,500 common shares subject to options and warrants presently exercisable or which will become exercisable within 60 days of the date hereof.  Mr. Rado’s options and warrants expire on various dates from October, 2012 through March, 2019.

(6)
Includes 400,000 common shares subject to the conversion of 4,000 shares of Series B Preferred Stock, and 1,475,000 common shares subject to options and warrants presently exercisable or which will become exercisable within 60 days of the date hereof.  Mr. Boyadjieff’s options and warrants expire on various dates from April, 2010 through March, 2019.

(7)
Includes 100,000 common shares subject to the conversion of 1,000 shares of Series B Preferred Stock, and 412,500 common shares subject to options presently exercisable or which will become exercisable within 60 days of the date hereof.  Dr. Dunn’s options expire on various dates from May 2016 through March, 2019.

(8)	Includes 250,000 common shares subject to options presently exercisable or which will become exercisable within 60 days of the date hereof. Mr. Morgan’s options expire March, 2019.

(9)	Includes 200,000 common shares subject to options presently exercisable or which will become exercisable within 60 days of the date hereof. Mr. Dickey’s options expire May, 2019.

(10)
Includes 400,000 common shares subject to the conversion of 4,000 shares of Series B Preferred Stock, and 815,327 common shares subject to warrants presently exercisable or which will become exercisable within 60 days of the date hereof.  Commerce’s warrants expire on various dates from October 2009 through November 2011.

(11)	The percentage for common stock includes all common shares subject to options and warrants exercisable within 60 days of the date hereof.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationship with Steven Strasser and Summit

Mr. Strasser, our CEO, owns 99.5% of Summit.  As of December 31, 2008, Summit owned 6,803,901 shares of our common stock and 2,000,000 warrants to purchase common stock.  The total voting power currently represented by Summit’s ownership of our common stock and voting equivalents is 19%.  In addition, Mr. Strasser beneficially owns 20,681,894 shares of common stock (including those shares beneficially owned by Summit) issued or issuable on the exercise of options and warrants, and the conversion of Series B Preferred Stock,  exercisable within 60 days of December 31, 2008.

On January 21, 2008, Mr. Strasser purchased 1,600 units, resulting in the issuance of 1,600 shares of Series B Preferred Stock and 80,000 warrants to purchase the Company’s common stock, for $80,000 in cash.

Relationship with John (BJ) Lackland

Mr. Lackland, our CFO, owns 0.5% of Summit.  Mr. Lackland owns beneficially 2,455,500 shares of common stock, issued or issuable on the exercise of options and warrants exercisable within 60 days from the date hereof.

Agreements with Officers and Directors

We may enter into indemnification agreements with our directors and officers. Generally, these agreements attempt to provide the maximum protection permitted by law with respect to indemnification. See "Management — Limitation of Liability and Indemnification of Directors and Officers."

Limitation of Liability and Indemnification of Directors and Officers

Our certificate of incorporation provides that the personal liability of our directors shall be limited to the fullest extent permitted by the provisions of Section 102(b)(7) of the General Corporation Law of the State of Delaware, or the DGCL. Section 102(b)(7) of the DGCL generally provides that no director shall be liable personally to us or our stockholders for monetary damages for breach of fiduciary duty as a director, provided that our certificate of incorporation does not eliminate the liability of a director for (i) any breach of the director's duty of loyalty to us or our stockholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) acts or omissions in respect of certain unlawful dividend payments or stock redemptions or repurchases; or (iv) any transaction from which such director derives improper personal benefit. The effect of this provision is to eliminate our rights and the rights of our stockholders through stockholders' derivative suits on our behalf, to recover monetary damages against a director for breach of her or his fiduciary duty of care as a director including breaches resulting from negligent or grossly negligent behavior except in the situations described in clauses (i) through (iv) above. The limitations summarized above, however, do not affect our or our stockholders' ability to seek non-monetary remedies, such as an injunction or rescission, against a director for breach of her or his fiduciary duty.

In addition, our certificate of incorporation and bylaws provide that we shall, to the fullest extent permitted by Section 145 of the DGCL, indemnify all directors and officers who we may indemnify pursuant to Section 145 of the DGCL. Section 145 of the DGCL permits a company to indemnify an officer or director who was or is a party or is threatened to be made a party to any proceeding because of his or her position, if the officer or director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of such company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. We have entered into indemnification agreements with our directors and officers consistent with indemnification to the fullest extent permitted under the DGCL.

We maintain a directors' and officers' liability insurance policy covering certain liabilities that may be incurred by our directors and officers in connection with the performance of their duties. The entire premium for such insurance is paid by us.

Insofar as indemnification for liabilities arising under the Securities Act, our directors and officers, and persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than ten percent of the outstanding shares of our common stock are in compliance with Section 16(a) of the Exchange Act for the year ended December 31, 2008.

Executive Compensation

The following table summarizes compensation information for the last two fiscal years for (i) Mr. Steven Z. Strasser, our Principal Executive Officer and (ii) John (BJ) Lackland, our Principal Financial Officer, who were serving as executive officers at the end of the fiscal years 2008 and 2007 and who we refer to collectively, the Named Executive Officers.

SUMMARY COMPENSATION TABLE

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steven Z. Strasser(1)	2008	$311,208	-	-	-	-	-	-	$311,208
Chairman and Chief	2007	$297,172	-	-	-	-	-	-	$297,172
Executive Officer

John (BJ) Lackland (2)	2008	$198,042	-	-	-	-	-	-	$198,042
Director and Chief	2007	$189,109	-	-	-	-	-	-	$189,109
Financial Officer			-	-	-	-	-	-	-

Narrative Disclosure to Summary Compensation Table

During 2004, we hired the following officers: Steven Strasser, Chief Executive Officer, and John (BJ) Lackland, Chief Financial Officer. Effective June 1, 2005, the Company entered into employment agreements with the above officers.  These two individuals comprise our current executive officers.  The term of each agreement is five years.  In the event of a defined change in control of the Company, each agreement will provide for accelerated vesting of stock options and a cash severance payment equal to 2.99 times the executive's then current salary and previous year's bonus.

EMPLOYMENT AGREEMENTS

On June 1, 2005, we entered into employment agreements with Steven Strasser as Chief Executive Officer, BJ Lackland as Chief Financial Officer, and Nicholas Anderson as Chief Technology Officer. The term of each agreement is for five years. In the event of a defined change in control of the Company, each agreement provides for accelerated vesting of stock options and a cash severance payment equal to 2.99 times the executive's then current salary and previous year's bonus.

On May 15, 2006, we terminated Nicholas Anderson for cause and canceled his employment agreement with the Company. As of December 31, 2006, we have not accrued a loss related to this termination and we do not foresee any material loss in our ability to manufacture current products or develop new products.

The following table sets forth the material financial terms of the agreements for each of our executives as of December 31, 2008:

Name	Salary(1)		Bonus(2	Common Stock Options(3)
Steven Strasser	$311,208	(1)		3,000,000
BJ Lackland	$198,042	(1)		1,800,000

(1)	To be increased annually by at least 5% of current year’s base salary.

(2)	At the discretion of the disinterested members of the Board.

(3)	Vesting evenly and quarterly over five years.

Outstanding equity awards

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Steven Strasser	2,045,460	527,269	-	$0.22	5/31/2010	-	-	-	-
	1,667,060	327,731	-	$0.20	5/31/2015	-	-	-	-
	600,000	-	-	$0.65	11/28/2015	-	-	-	-

BJ Lackland	1,672,500	540,000	-	$0.20	5/31/2015	-	-	-	-
	375,000	-	-	$0.65	11/28/2015	-	-	-	-

Stock Option Plan Narrative Disclosure

As of June 12, 2009, we had a total of 20,000,000 common shares reserved for issuance under the 2000 Plan.  Of this amount, we had an aggregate of 15,579,896 stock options granted, and 4,420,104 additional shares of common stock or options available to be granted, under the 2000 Plan. The following is a description of our plans.

2000 Stock Option and Restricted Stock Plan, or the 2000 Plan

The 2000 Plan, was adopted by our board of directors and our stockholders in 2000.  On June 8, 2007, the 2000 Plan was amended and restated. As of June 12, 2009 no restricted shares of common stock have been issued, and 100,000 of the outstanding options to purchase shares of our common stock have been exercised pursuant to the 2000 Plan.  There are 15,579,896 options outstanding under the 2000 Plan as of June 12, 2009.

Share Reserve.  Under the 2000 Plan, we have initially reserved for issuance an aggregate of 20,000,000 shares.

Administration.  The 2000 Plan is administered by the board of directors. The stock option awards qualify as "performance-based-compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, or the Code, because they are approved by at least two or more outside directors. The board of directors has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise.

Tax Consequences. An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.

An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of:
(i)	two years from the date of award of the option, or

(ii)	one year from the date of exercise.

If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price such employee paid for an incentive stock option is exceeded by the option’s fair market value at the time his or her rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture.

Adjustments upon Merger or Change in Control. The 2000 Plan provides that in the event of a merger with or into another corporation or a “change in control,” including the sale of all or substantially all of our assets, and certain other events, our board of directors (or a committee of the board of directors) may, in its discretion, provide for some or all of:
•	assumption or substitution of, or adjustment to, each outstanding award;

•	acceleration of the vesting of options and stock appreciation rights;

•	termination of any restrictions on stock awards or cash awards; or

•	cancellation of awards in exchange for a cash payment to the participant.

Amendment and Termination. The board of directors has the authority to amend, alter or discontinue the 2000 Plan, subject to the approval of the stockholders, but no amendment will impair the rights of any award, unless mutually agreed to between the participant and the administrator.

Eligibility.  Awards under the 2000 Plan may be granted to any of our employees, directors or consultants or those of our affiliates.

Options.  With respect to non-statutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant.  In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.  The term of any stock option may not exceed ten years, except that with respect to any participant who owns 10% or more of the voting power of all classes of our outstanding capital stock, the term for incentive stock options must not exceed five years.

Stock Awards.  The administrator may determine the number of shares to be granted and impose whatever conditions to vesting it determines to be appropriate, including performance criteria.  The criteria may be based on financial performance, personal performance evaluations and/or completion of service by the participant.  The administrator will determine the level of achievement of performance criteria.  Unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the participant's service with us for any reason, including death or disability.

 Adjustments upon Merger or Change in Control.  The 2000 Plan provides that in the event of a merger with or into another corporation or a "change in control," including the sale of all or substantially all of our assets, and certain other events, our board of directors (or a committee of the board of directors) may, in its discretion, provide for some or all of:

•	assumption or substitution of, or adjustment to, each outstanding award;

•	acceleration of the vesting of options and stock appreciation rights;

•	termination of any restrictions on stock awards or cash awards; or

•	cancellation of awards in exchange for a cash payment to the participant.

Amendment and Termination.  The board of directors has the authority to amend, alter or discontinue the 2000 Plan, subject to the approval of the stockholders, but no amendment will impair the rights of any award, unless mutually agreed to between the participant and the administrator.

Compensation of Directors Summary Table

DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Raymond J. Skiptunis*	$12,000	-	$38,805	-	-	-	$50,805
George Boyadjieff	-	-	$25,870	-	-	-	$25,870
Douglas M. Dunn	-	-	$32,338	-	-	-	$32,338
Richard Morgan	-	-	$25,870	-	-	-	$25,870
Gary Rado	-	-	$32,338	-	-	-	$32,338
Greg Curhan**	-	-	-	-	-	-	-
Kenneth Dickey**	-	-	-	-	-	-	-
 *   Mr. Skiptunis resigned form the Board of Directors on April 20, 2009.
 ** Messrs. Curhan and Dickey were not members of the Board of Directors during the fiscal year ending December 31, 2008.

Narrative to Director Compensation

In January 2008, non-employee directors received options to purchase 100,000 shares of common stock per year for their board service, pro-rated for the quarters in the year they served.  Employee directors do not receive compensation for serving on the board of directors.  The Chairman of the Audit Committee received an additional 50,000 options per year, pro-rated for the quarters in the year he served, and $1,000 per month.  The remaining members of the audit committee receive an additional 25,000, prorated for the quarters in the year they served.  Depending on the anticipated workload and organization, the board of directors may elect to increase the compensation for committee members and/or all non-executive board members.

Limitation of Liability and Indemnification of Directors and Officers

Our certificate of incorporation provides that the personal liability of our directors shall be limited to the fullest extent permitted by the provisions of Section 102(b)(7) of the General Corporation Law of the State of Delaware, or the DGCL. Section 102(b)(7) of the DGCL generally provides that no director shall be liable personally to us or our stockholders for monetary damages for breach of fiduciary duty as a director, provided that our certificate of incorporation does not eliminate the liability of a director for (i) any breach of the director's duty of loyalty to us or our stockholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) acts or omissions in respect of certain unlawful dividend payments or stock redemptions or repurchases; or (iv) any transaction from which such director derives improper personal benefit. The effect of this provision is to eliminate our rights and the rights of our stockholders through stockholders' derivative suits on our behalf, to recover monetary damages against a director for breach of her or his fiduciary duty of care as a director including breaches resulting from negligent or grossly negligent behavior except in the situations described in clauses (i) through (iv) above. The limitations summarized above, however, do not affect our or our stockholders' ability to seek non-monetary remedies, such as an injunction or rescission, against a director for breach of her or his fiduciary duty.

In addition, our certificate of incorporation and bylaws provide that we shall, to the fullest extent permitted by Section 145 of the DGCL, indemnify all directors and officers who we may indemnify pursuant to Section 145 of the DGCL. Section 145 of the DGCL permits a company to indemnify an officer or director who was or is a party or is threatened to be made a party to any proceeding because of his or her position, if the officer or director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of such company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. We have entered into indemnification agreements with our directors and officers consistent with indemnification to the fullest extent permitted under the DGCL.

We maintain a directors' and officers' liability insurance policy covering certain liabilities that may be incurred by our directors and officers in connection with the performance of their duties. The entire premium for such insurance is paid by us.

Insofar as indemnification for liabilities arising under the Securities Act, our directors and officers, and persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

GENERAL INFORMATION

Our 2008 Annual Report on Form 10-K, containing audited financial statements, but without exhibits, accompanies this proxy statement. The 2008 Annual Report and this proxy statement may be downloaded via the internet at www.powerefficiency.com/2009annualmeeting. The Form 10-K, as filed with the SEC, including exhibits, is available through the website maintained by the Commission at www.sec.gov. Stockholders may also obtain a copy of our Form 10-K, without charge, upon written request to:

POWER EFFICIENCY CORPORATION
Attn: John (BJ) Lackland, Corporate Secretary
3960 Howard Hughes Parkway, Ste 460
Las Vegas, Nevada 89169

As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

A representative from BDO Seidman LLP, our independent auditors for the current fiscal year, is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired. The representative is expected to be available to respond to questions.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING AND GENERAL COMMUNICATIONS

Any stockholder proposals intended to be presented at the Company’s 2010 Annual Meeting of Stockholders must be received by the Company at its office in Las Vegas, Nevada on or before February 15, 2010 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting.  The Company has received no stockholder nominations or proposals for the 2009 Annual Meeting.

Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o John (BJ) Lackland, Corporate Secretary, at the Company’s headquarters at 3960 Howard Hughes Parkway, Ste 460, Las Vegas, Nevada 89169.

METHOD OF COUNTING VOTES

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the eight persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted “For” Items 1, and 2 unless “Against” or “Abstain” is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS

John (BJ) Lackland
Chief Financial Officer and Secretary
June 15, 2009

EXHIBIT A

POWER EFFICIENCY CORPORATION

Amended and Restated 2000 Stock Option and Restricted Stock Plan
(Adopted as of September, 2000
and
amended in June, 2002
and
further amended on September 8, 2003
and
further amended on February 23, 2004
and
further amended in August, 2006
and
further amended on June 8, 2007)

RECITALS
 WHEREAS, Power Efficiency Corporation  (the “Company”) adopted the 2000 Stock Option and Restricted Stock Plan in September 2000 (the “2000 Plan”);

 WHEREAS, this Amended and Restated 2000 Plan shall supercede the 2000 Plan; and

 WHEREAS, all grants under the 2000 Plan shall be covered and subject to the provisions of the Amended and Restated 2000 Plan.

Section 1. Purpose; Definitions.

 1.1  Purpose.  The purpose of the Company’s Amended and Restated 2000 Stock Option and Restricted Stock Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company.  The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

 1.2  Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below:

  (a)  "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

  (b)  "Board" means the Board of Directors of the Company.

  (c)  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

  (d)  "Committee" means the Compensation Committee of the Board or such persons as shall be designated by the President of the company, or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof.  The Committee shall consist of disinterested persons appointed by the Board who, during the one year period prior to commencement of service on the Committee, shall not have participated in, and while serving and for one year after serving on the Committee, shall not be eligible for selection as persons to whom awards of Stock may be allocated, or to whom Stock Options may be granted under the Plan or any other discretionary plan of the Company, under which participants are entitled to acquire Stock or Stock Options of the Company.  If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

Power Efficiency Corporation AMENDED AND RESTATED 2000 STOCK OPTION AND RESTRICTED STOCK PLAN

  (e)  "Common Stock" means the Common Stock of the Company, no par value per share.

  (f)  "Company" means Power Efficiency Corporation, a corporation organized under the laws of the State of Delaware.

  (g)  "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee.  Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

  (h)  "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company and for whom a withholding obligation exists under Section 3401 of the Code by the employing corporation, as applicable.  The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

  (i)  "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

  (j)  "Effective Date" means the date set forth in Section 15

  (k)  "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:  (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or NASDAQ, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

  (l)  "Holder" means a person who has received an award under the Plan.

  (m)  "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

  (n)  "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  (o)  "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

  (p)  "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

  (q)  "Plan" means the Power Efficiency Corporation, Amended and Restated 2000 Stock Option and Restricted Stock Plan, as hereinafter amended from time to time.

  (r)  "Restricted Stock" means Stock, received under an award made pursuant to Section 7 below, that is subject to restrictions under said Sections 8-11.

  (s)  "Stock" means the Common Stock of the Company, no par value per share.

  (t)  "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

  (u)  "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section  2.  Administration.

 2.1  Committee Membership.  The Plan shall be administered by the Committee.  Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.

 2.2  Powers of Committee.  The Committee shall have full authority, subject to Section 2.3 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options and (ii) Restricted Stock grants.  For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

  (a)  to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options and/or Restricted Stock, may from time to time be awarded hereunder.

  (b)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

  (c)  to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

  (d)  to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

  (e)  to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

  (f)  to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

 2.3  Interpretation of Plan.

  (a)  Committee Authority.  Subject to Section 15 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.  Subject to Section 15 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

  (b)  Incentive Stock Options.  Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.  Stock Subject to Plan.

 The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 20,000,000 shares.  Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  If any shares of Stock that have been optioned cease to be subject to a Stock Option, or any shares of Stock that are subject to any Restricted Stock granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.  Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

Section 4. Eligibility.

 4.1  General.  Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company.  No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

I. STOCK OPTIONS

Section 5. Stock Options.

 5.1  Grant and Exercise.  Stock Options granted under the Plan may be of two types:  (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.  Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve.  The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan.  To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option.  An Incentive Stock Option granted under this Plan may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.)

 5.2  Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions:

  (a)  Exercise Price.  The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that (i) the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of 10% Stockholder); and (ii) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Stock as defined above.

  (b)  Option Term.   Subject to the limitations in Section 5.1, the term of each Stock Option shall be fixed by the Committee.

  (c)  Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.  If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

  (d)  Method of Exercise.  Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased.  Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law.  Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.  Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise.  Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.  A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

  (e)  Transferability.  No Stock Option shall be transferable by the Holder otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

  (f)  Termination by Reason of Death.  If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any portion of the Holder’s Stock Option that has not vested shall be forfeited, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement.  Any vested portion of a Holder’s Stock Option may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

  (g)  Termination by Reason of Disability.  If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any portion of the Holder’s Stock Option that has not vested shall be forfeited, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement.  Any vested portion of a Holder’s Stock Option may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.  If a Holder is deemed incompetent due to his or her disability, the vested portion of that Holder’s Stock Option may be exercised in the same manner by the Holder’s legal representative or guardian.

  (h)  Other Termination.  Subject to the provisions of Section 16.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

  (i)  Additional Incentive Stock Option Limitation.  In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and any Subsidiary) shall not exceed $100,000.

  (j)  Buyout and Settlement Provisions.  The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

  (k)  Stock Option Agreement.  Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of an agreement (a "Stock Option Agreement"), or an amendment thereto, executed by the company and the Holder.  Each Stock Option Agreement shall set forth (1) the number of shares underlying the Stock Options awarded to the Holder, (2) the vesting conditions applicable to the award and (3) such other terms and conditions, not inconsistent with the Plan, as determined in its discretion by the Committee.

Section 6. [Intentionally omitted.]

II. RESTRICTED STOCK GRANTS

Section 7. Grant of Restricted Stock Awards

Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, (1) to determine the eligibility of any individual to receive an award of Restricted Stock under the Plan, (2) to select from among the eligible individuals the persons who are to receive such awards and (3) to determine the number of shares of Restricted Stock to be awarded to any eligible person selected by the Committee and the terms and conditions of the award.  In determining the number of shares of Restricted Stock to be granted to any Holder and the terms and conditions of such award, the Committee shall consider the position and responsibilities of the individual being considered, the nature and value to the Company of his or her services, his or her present and/or potential contribution to the success of the Company, and such other factors as the Committee may deem relevant.

Section 8. Terms and Conditions of Restricted Stock Awards

Awards of Restricted Stock granted under the Plan shall be subject to the following terms and conditions:

8.1  Date of Awards.  Awards of Restricted Stock shall be made only as of a Valuation Date, as defined in Section 8.9.

8.2  Vesting Conditions.  Awards under the Plan shall consist of a specified number of shares of Stock (“Restricted Stock”) awarded to a Holder subject to the satisfaction of one or more vesting conditions determined and specified by the Committee at the time of the award.  Such vesting conditions may include:

(i)  Service Conditions.  A requirement that the Holder remain in the service of the Company as an employee, director, member of an Advisory Board, consultant, advisor and/or in such other capacity or capacities as the Committee may specify (hereinafter referred to as the Holder’s “Service”) from the date of the award through the Valuation Date or Valuation Dates specified by the Committee at the time of the award;

(ii)  Performance Conditions.  Satisfaction of such requirements relating to the performance of the Company, any department, unit or other portion thereof or the Holder individually as the Committee may determine and specify at the time of the award; and/or

(iii)  Other Conditions.  Such other conditions to the vesting of the shares of Restricted Stock as the Committee may, in its discretion, determine and specify at the time of the award.

The vesting conditions to which an award of Restricted Stock is subject may be stated in the alternative, such that satisfaction of one or more of such conditions will be sufficient to cause the vesting of the shares of Restricted Stock, or cumulatively such that vesting will not occur unless and until all of such conditions is satisfied, or in any combination of the two.  Vesting conditions may also be stated in such a manner that vesting of a designated portion of the shares awarded will occur on satisfaction of one or more specified conditions, whereas satisfaction of additional or different conditions is required for the vesting of another specified portion or portions of the shares.  For example, an award may provide for the vesting of an award in stages upon satisfaction of conditions relating to specified numbers of years of Service and/or levels of performance.

Unless otherwise specifically determined by the Committee, the vesting conditions applicable to an award of Restricted Stock shall be stated in such a manner that vesting of any shares of Restricted Stock shall occur, if at all, as of one or more Valuation Dates.

8.3  Restricted Stock Agreements.  All awards of Restricted Stock shall be confirmed by and subject to the terms of an agreement (a “Restricted Stock Agreement”), executed by the Company and the Holder.  Each Restricted Stock Agreement shall set forth (1) the number of shares of Restricted Stock awarded to the Holder, (2) the vesting conditions applicable to the award and (3) such other terms and conditions, not inconsistent with the Plan, as determined in its discretion by the Committee.

No Holder shall sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, devise, or otherwise dispose of, either voluntarily or by operation of law (hereinafter referred to as "transfer"), any shares of Stock acquired pursuant to the Plan or any rights or interests appertaining thereto, except as permitted by the Plan.

8.4  Transfer Restrictions; Escrow of Restricted Stock.  Unless and until the vesting conditions prescribed by the Committee for such shares have been satisfied, a Holder may not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, or otherwise dispose of, either voluntarily or by operation of law (any such action being hereinafter referred to as a “transfer”) any shares of Restricted Stock, or any interest therein, other than by Will or the laws of descent and distribution on death of the Holder, and any attempt to make such a transfer shall be null and void.  Pending satisfaction of the vesting conditions with respect thereto, the certificates representing shares of Restricted Stock awarded under the Plan shall be held in escrow by the Company, and as a condition of any award of Restricted Stock, the Holder shall deliver to the Company one or more undated stock powers with respect thereto to be used by the Company in the event any such shares are forfeited to the Company pursuant to the terms of the Plan or the Restricted Stock Agreement.  As soon as practicable following satisfaction of the vesting conditions with respect to any shares of Restricted Stock and payment to the Company of any amount required for withholding taxes as provided in Section 16.6, the Company will cause a certificate or certificates for such shares to be delivered to the Holder or in the event of death to the Holder’s personal representative.  Following satisfaction of the vesting conditions and delivery of stock certificates to the Holder, shares of Stock acquired pursuant to the Plan will remain subject to the transfer restrictions provided in Section 10.

8.5  Custody and Payment of Distributions on Restricted Stock.  Unless and until the vesting conditions with respect to such shares have been satisfied, any dividends or other distributions paid with respect to shares of Restricted Stock, whether in cash, securities or other property, and any cash, securities or other property into which shares of Restricted Stock may be converted or exchanged by reason of any reorganization, reclassification, recapitalization, stock split or combination of shares, merger, consolidation or other change affecting the Company or such shares (collectively “Distributions”), shall be paid to and held in escrow by the Company subject to the same vesting conditions as the shares of Restricted Stock to which they relate.  As soon as practicable following satisfaction of the vesting conditions with respect to any shares of Restricted Stock and payment to the Company of any amount required for withholding taxes as provided in Section 16.6, the Company will cause any Distributions held by the Company with respect to such shares to be paid or delivered to the Holder or in the event of death to the Holder’s personal representative.  Notwithstanding the foregoing, if and to the extent that the Committee shall so determine and specifically provide in the Restricted Stock Agreement, cash dividends payable from the earnings of the Company may be paid directly to the Holder, without restrictions, prior to the satisfaction of the vesting conditions.

8.6  Shareholder Status of Holders Of Restricted Stock.  As of the date of any award of Restricted Stock, and unless and until the shares of Restricted Stock awarded are forfeited to the Company pursuant to the provisions of the Plan or the Restricted Stock Agreement, the Holder shall be considered for all purposes to be the beneficial and record owner of the shares of Restricted Stock awarded to the Holder and to have all rights of a shareholder with respect to such shares, subject only to the restrictions and other terms and conditions of the award as specified in the Plan or in the Restricted Stock Agreement.

8.7  Termination of Service of Holders of Restricted Stock.  Unless the Committee, in its discretion, shall otherwise determine and the Restricted Stock Agreement shall so provide:

(i)  If the Service of a Holder who is disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Holder") is voluntarily terminated with the consent of the Company, the vesting conditions applicable to any outstanding Restricted Stock award held by such Holder and not previously forfeited to the Company shall be deemed to have been satisfied as of the date of such termination of Service;

(ii)  Upon death of a Holder during Service to the Company, the vesting conditions applicable to any outstanding Restricted Stock award held by such Holder and not previously forfeited to the Company shall be deemed to have been satisfied as of the date of death of the Holder; and

(iii)  If the Service of a Holder terminates for any reason other than voluntary termination of a Disabled Holder with the consent of the Company or death, all shares of Restricted Stock held by the Holder as to which the vesting conditions have not been satisfied as of the time of such termination of employment shall be automatically be deemed forfeited to the Company, without consideration or further action being required of the Company.

Whether a Holder is a Disabled Holder shall be determined in each case, in its discretion, by the Committee, and any such determination by the Committee shall be final, binding and conclusive.

8.8  Forfeiture of Restricted Stock; Determinations by the Committee.  Except as otherwise specifically provided in the Plan or the Restricted Stock Agreement, in the event that any of the vesting conditions applicable to shares of Restricted Stock shall not be satisfied, the shares of Restricted Stock to which such conditions relates, and any Distributions held by the Company with respect thereto, shall automatically be deemed to have been forfeited to the Company, without consideration or further action being required of the Company.  In the event that the nature of a vesting condition is such that the determination as to its satisfaction or nonsatisfaction cannot be made until a later date, such as in the case of an earnings test for a specified accounting period, the shares subject to such condition shall continue to be held in escrow by the Company pending final determination as to the satisfaction of the condition, but the earning or forfeiture of the shares and related Distributions shall be deemed to have occurred as of the date of satisfaction or nonsatisfaction of the final vesting condition related to such shares.  Any question or dispute which may arise as to the satisfaction or nonsatisfaction of any vesting condition shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final, binding and conclusive upon the Company, the Holder and all persons claiming through the Holder.

8.9  Valuation of the Restricted Stock

(a)  As used for this Section 8 of the Plan, the following terms shall have the following definitions:

(i)  “Current Value” as of any date shall mean the Fair Market Value of a share of Stock as of the most recent Valuation Date for which a determination of Fair Market Value pursuant to 1.2(k) has been made by the Committee on or before such date, as adjusted for any stock splits, stock dividends, recapitalizations, reclassifications or other changes in the Stock occurring since such Valuation Date.

(ii)  “Valuation Date” shall mean (1) the date of the first award of Restricted Stock under the Plan, (2) thereafter, for so long as any shares of Stock shall remain subject to restrictions under Section 8 or Section 10 hereof, the last day of each fiscal year of the Company and (3) such other date or dates, if any, as the Committee may, in its discretion, determine.

(b)  On or before the first Valuation Date, and for each Valuation Date thereafter (1) if such Valuation Date is the last day of the Company’s fiscal year, not later than 30 days after the date the report of the Company’s independent accountants with respect to the Company’s financial statements for such fiscal year (the “Audit Report”) is furnished to the Board, or (2) in the case of any other Valuation Date, not later than 30 days such Valuation Date, the Committee shall determine the Fair Market Value of the Stock as of such Valuation Date.  Within 10 days following its determination of Fair Market Value as of any Valuation Date, the Committee call cause notice thereof to be furnished to each Holder.  In the absence of manifest error, any determination of Fair Market Value made pursuant to this Section 8.9 shall, for all purposes of the Plan, be final, binding and conclusive on the Company, on each Holder, and on any heirs, legatees, personal representatives or any other person claiming through any Holder.

Section 9  [Intentionally Omitted]

III. GENERAL RESTRICTIONS

Section 10. General Restrictions Applicable to Grants Under The Plan

10.1  Securities Law Restrictions. No shares of Stock shall be issued under the Plan, and no certificates for such shares shall be delivered to any Holder, unless the Company shall be satisfied (and if requested by the Company, unless it has received an opinion of counsel selected by the Company to such effect) that the issuance or delivery of the shares will not cause the Company to violate the Securities Act, any applicable state or foreign securities law or any applicable rules or regulations under the Securities Act or under any such state or foreign securities law.  The Company is under no obligation to register any shares of Stock issuable under the Plan, or take any other action, under the Securities Act or under any state or foreign securities law in connection with any award of Stock Options or Restricted Stock or to prepare any disclosure document for distribution to Holders under the Securities Act or any state or foreign securities law in connection with any such award.  As a condition precedent to the issuance or delivery of shares upon an award of Stock Options or Restricted Stock or upon satisfaction of the vesting conditions with respect thereto, the person entitled to such shares may be required to represent, warrant and agree (i) that the shares are being acquired for the account of such person for investment and not with a view to the resale or other distribution thereof and (ii) that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the Securities Act and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations.  The certificate or certificates representing the shares to be issued or delivered upon an award of Stock Options or Restricted Stock or the satisfaction of the vesting conditions with respect thereto may bear a legend to this effect and other legends required by any applicable securities laws, and if the Company should at some time engage the services of a stock transfer agent, appropriate stop-transfer instructions may be issued to the stock transfer agent with respect to such shares.  In addition, also as a condition precedent to the issuance or delivery of shares upon an award of Stock Options or Restricted Stock or the satisfaction of the vesting conditions with respect thereto, the person entitled to the shares may be required to make certain other representations and warranties and to provide certain other information to enable counsel for the Company to render an opinion under the first sentence of this Section 10.1.

Subject to the foregoing provisions of this Section 8 and the other provisions of the Plan, any award of Stock Options or Restricted Stock granted under the Plan may be made subject to such other restrictions and such other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the Stock Option or Restricted Stock Agreement or an amendment thereto

10.2  Continuing Transfer Restrictions  After the satisfaction of the vesting conditions with respect thereto, all shares of Stock acquired pursuant to an award of Stock Options or Restricted Stock under the Plan shall remain subject to the following continuing restrictions on transfer:

(a)  No Holder shall sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, devise, or otherwise dispose of, either voluntarily or by operation of law (hereinafter referred to as "transfer"), any shares of Stock acquired pursuant to the Plan or any rights or interests appertaining thereto, except as permitted by the Plan.

(b)  If the Service of a Holder with the Company terminates for any reason other than death, retirement under any retirement plan of the Company or because the Holder becomes a Disabled Holder (including without limitation the resignation of the Holder or the termination of the Holder's employment by the Company with or without cause) or if a Holder dies subsequent to any such termination of Service, all shares of Stock held by the Holder which were acquired pursuant to the Plan shall be deemed to have been offered for sale to the Company as of the date of such termination of Service or the date of death, as the case may be, at a price equal to the Current Value of the shares, determined as provided in Section 8.9, as of such date.  If the Company elects to purchase any or all of the shares of Stock deemed offered, the Company shall notify the Holder (or his or her personal representative) by certified mail within 30 days of the date of termination of the Holder's Service with the Company or the date the chief executive officer of the Company learns of the Holder's death, as the case may be, that the Company accepts the deemed offer and the number of such shares that the Company elects to purchase.  If the Company accepts the deemed offer in whole or in part, the purchase of the shares of Stock pursuant to this Section 10.2(c) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder (or his or her personal representative), but not later than 30 days following the date of such written notice.  Upon receipt of the purchase price of the Stock, the Holder (or his or her personal representative) shall assign, transfer and deliver to the Company the certificates for the shares purchased, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the shares to the Company.  If the Company decides not to accept the deemed offer in whole or in part, the Company shall so notify the Holder (or the personal representative of the Holder).  Section 10.2(a), 10.2(b) and 10.2(c) shall continue to apply to the Holder (or the Holder’s personal representative, subject to Section 10.2(e)).

(c)  If the Service of a Holder with the Company terminates by reason of retirement under any retirement plan of the Company or because the Holder becomes a Disabled Holder, the Holder may, within 30 days following such termination, by written notice to the Company by certified mail, offer to sell to the Company all, but not less than all, of the shares of Stock held by the Holder which were acquired pursuant to the Plan at a price equal to the Current Value of such shares, determined as provided in Section 8.9, on the date of such termination of employment.  If the Service of a Holder with the Company terminates by reason of death or the Holder dies following a termination of Service described in the preceding sentence, the Holder’s personal representative may, within one year following the date of the Holder’s death, by written notice to the Company by certified mail, offer to sell to the Company all, but not less than all, of the shares of Stock held by the Holder which were acquired pursuant to the Plan at a price equal to the Current Value of such shares, determined as provided in Section 8.9, on the date of death of the Holder.  The Company shall accept any offer made under this Section 10.2(d) to the extent Company is legally permitted to acquire the shares of its Stock offered for purchase, except that if offer is made by a Holder (or his or her personal representative) who owns more than five percent (5%) of the total number of shares of the Common Stock of the Company (a "Five Percent Holder"), the Company shall have the right, but shall not be required, to accept the offer.  If the Company will acquire the shares of the Stock offered, the Company shall notify the Holder (or his or her personal representative) by certified mail within 30 days of the date of termination of the Holder's Service with the Company or the date the chief executive officer of the Company learns of the Holder's death, as the case may be, that the Company accepts the offer.  If the Company accepts the offer, the purchase of the shares of Stock pursuant to this Section 10.2(d) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder (or his or her personal representative), but not later than 30 days following the date of such written notice.  Upon receipt of the purchase price of the Stock, the Holder (or his or her personal representative) shall assign, transfer and deliver to the Company the certificates for the shares purchased, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the shares to the Company.  If the Company is not legally permitted to acquire all of the shares offered or the Company decides not to accept the offer from a Five Percent Holder, the Company shall so notify the Holder (or the personal representative of the Holder).  Section 10.2(a), 10.2(b) and 10.2(d) shall continue to apply to the Holder (or the Holder’s personal representative, subject to Section 10.2(e)).

(d)  In the event of (1) the death of any Holder and the non-exercise by the Company of the purchase rights granted in Section 10.2(c) or 10.2(d), (2) the death of a Holder described in Section 10.2(d) and the failure of the Holder’s personal representative to offer the Holder’s shares to the Company or (c) the Company’s failure following exercise of such purchase rights, through the fault of the Company alone, to consummate the purchase of its Stock, any devisee, legatee or heir of such Holder (including any trustee) shall be entitled to receive the Stock of the Holder subject to the Plan, but any such recipient shall be subject to the transfer restrictions of Sections 10.2(a) and 10.2(b) and, in the event of such recipient's death, Section 10.2(c) and this Section 10.2(e), as if such recipient were the "Holder" (with any reference to Service of the Holder meaning Service of the original Holder hereunder).  The devisee, legatee or heir of such Holder (including any trustee) who receives the Stock shall execute a written agreement with the Company agreeing to such restrictions.

(e)  Each certificate representing shares of Stock issued pursuant to the Plan shall have noted on the face of such certificate legends in substantially the following forms and such other legends as the Company may deem necessary or appropriate to assure compliance with the requirements of applicable federal or state securities laws:

Notice is hereby given that the shares of stock represented by this certificate are held subject to, and may not be sold, transferred, assigned, pledged, gifted or otherwise disposed of except in accordance with, the terms, conditions and restrictions set forth in the 2000 Stock Option Plan of Power Efficiency Corporation (the "Plan"), a copy of which is on file at the office of Power Efficiency Corporation  No such transaction shall be recognized as valid or effective unless there shall have been compliance with the terms and conditions of the Plan.  By acceptance of this certificate, the holder (i) represents and warrants that the shares of stock represented hereby are being acquired for investment for the account of the holder and not with a view to the resale or other distribution thereof and (ii) acknowledges that violation of the provisions of the Plan is not adequately compensable by monetary damages and that, in addition to other relief, the terms thereof may be specifically enforced in an action for injunctive relief.

In addition, the shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state or foreign securities law (the "Acts") and may not be transferred by the holder except (1) pursuant to a Registration Statement or other appropriate registration effective under the Acts, or (2) pursuant to an exemption from the registration requirements of the Acts and the delivery of a legal opinion satisfactory to counsel for Power Efficiency Corporation that registration is not required.

The restrictions on transfer contained in this Section 10, and the rights and obligations of the Company to purchase shares of Stock under this Section 10, shall expire on such date, if any, as the Company shall become subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, provided, however, that such expiration shall not affect the rights or obligations of the Company with respect to any offer to purchase accepted by the Company prior to such date.  The expiration of the restrictions contained in this Section 10 shall not affect the restrictions to which a holder of shares of Stock acquired under the Plan may be subject under the Securities Act, any state or foreign securities law or other applicable law or the right of the Company to require, as a condition to any transfer of its Stock, an opinion of legal counsel satisfactory to the Company as to whether any proposed transfer is in compliance with the registration or other requirements of such laws.

IV. MISCELLANEOUS

Section 11. Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Stock, payable in shares of the Stock, the number of shares of Stock remaining available for the issuance of Stock Options or Restricted Stock awards under the Plan shall be adjusted by adding thereto the number of shares of Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

If the outstanding shares of the Stock shall be converted into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation or entity, whether through reorganization, reclassification, recapitalization, stock split, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock remaining available for the issuance of Stock Options or Restricted Stock awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Stock shall be so converted or for which each such share shall be exchangeable.

In the event of any such stock dividend or distribution, conversion or exchange affecting the Stock (1) shares of Stock previously issued under the Plan shall be treated in the same manner as other outstanding shares of Stock and, in the case of shares of Stock Options or Restricted Stock which remain subject to vesting conditions, shall continue to be subject to the provisions of Section 8(i) of the Plan for Restricted Stock and the provisions of the vesting schedules for Stock Options and (2) unless otherwise determined by the Committee, any securities of the Company or of another corporation or entity distributed with respect to shares of Stock acquired under the Plan, or into which shares of Stock acquired under the Plan shall be converted or for which such shares of Stock shall be exchanged shall be subject to the provisions of Section 10 of the Plan in the same manner as the shares of Stock with respect to which they were distributed or received.

Section 12.  [Intentionally Omitted]

Section 13.  [Intentionally Omitted]

Section 14. Amendment and Termination.

 The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

Section 15. Term of Plan.

 15.1  Effective Date.  The Plan shall be effective as of September 2000 ("Effective Date").  Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

 15.2  Termination Date.  Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding.  Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

Section 16. General Provisions.

 16.1  Written Agreements.  Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder.  The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

 16.2  Unfunded Status of Plan.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

 16.3  Employees.

  (a)  Engaging in Competition With the Company.  In the event an employee Holder violates a Policy or Agreement of the Company or a subsidiary pertaining to non-competition, solicitation and/or confidentiality, the Committee, in its sole discretion may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's violation of the Company's Policy or Agreements.

  (b)  Termination for Cause.  The Committee may, in the event an employee is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

  (c)  No Right of Employment.  Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

 16.4  Investment Representations.  The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

 16.5  Additional Incentive Arrangements.  Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

 16.6  Withholding Taxes.  Not later than the date as of which an amount first becomes includable in the gross income of the Holder for Federal income tax purposes with respect to any Option or award of Restricted Stock under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount.  If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditional upon such payment or arrangements satisfactory to the Company and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

 16.7  Governing Law.  The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

 16.8  Other Benefit Plans.  Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan no or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

 16.9  Non-Transferability.  Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

 16.10  Applicable Laws.  The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

 16.11  Conflicts.  If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options), Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code.  Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

 16.12  Non-Registered Stock.  The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange or inter-dealer quotation system.

.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this **X**

1. Election of directors:

	FOR all nominees listed below	**WITHHOLD AUTHORITY** to vote for all nominees listed below
(Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)	☐	☐

NOMINEES:

Steven Z. Strasser	George Boyadjieff	John Lackland
Dr. Douglas Dunn	Gregory Curhan	Kenneth Dickey
Gary Rado	Richard Morgan	

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:____________________ **DATE:**________ **TIME:**______

Registered Quantity __________ **Broker Quantity**____________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of BDO Seidman, LLP as Independent Registered Public Accounting Firm.	☐	☐	☐
3. To Approve the amendment to the Company's 2000 Stock Option and Restricted Stock Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.**

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________________ **Signature** ____________________ **Date** __________, **2009.**

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

POWER EFFICIENCY CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Steven Z. Strasser and John Lackland as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse side, all the Common Shares of Power Efficiency Corporation (the “Company”) held of record by the undersigned at the close of business on June 12, 2009 at the Annual Meeting of Shareholders to be held on July 16, 2009 or any adjournment thereof.

(Continued and to be dated and signed on reverse side)